UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 16, 2002

Advance Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, N.W., Roanoke, Virginia	24012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (540) 362-4911

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
99.1	Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Press Release of Advance Auto Parts, Inc., dated August 14, 2002

Item 9.    Other Events and Regulation FD Disclosure.

On August 14, 2002, Lawrence P. Castellani and Jimmie L. Wade, chief executive officer, and president and chief financial officer, respectively, of Advance Auto Parts, Inc. (“Advance”), each filed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings with the Securities and Exchange Commission (the “Commission”), copies of which are attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference, pursuant to an Order of the Commission dated June 27, 2002 (File No. 4-460).

In addition, reference is made to the press release of Advance, issued on August 14, 2002, which contains, among other things, information regarding Advance’s second quarter financial results. The press release is incorporated herein to this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC. (Registrant)

Date	August 16, 2002	/s/ JEFFREY T. GRAY

Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Press Release of Advance Auto Parts, Inc., dated August 14, 2002